CERTIFICATION

In connection with the Quarterly Report of Zow, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),I, Kevin Ryan Chief Executive Officer and Chairman of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.

                                            /s/ Marc Seely
Date:  May  24,  2004                   -----------------
                                            Marc  Seely
                                            Chief Executive Officer and Chairman

                                            /s/ Douglas J. Hanson
Date:  May  24,  2004                   -----------------
                                            Douglas J. Hanson
                                            Chief Financial Officer